Exhibit 10.2
IRREVOCABLE PROXY

The undersigned, the holder of ___ shares of Common Stock, ____ par value per share of BUILDING PARTNERS, INC. (the “Company”), does hereby irrevocably constitute and appoint TD BANKNORTH, N.A. (“Bank”) its lawful proxy with full power to vote and execute consents, waivers and releases and to execute any of its other rights with respect to said shares of Common Stock of the Company which are owned by the undersigned and which are subject to a Stock Pledge and Security Agreement, dated as of _______________, 2007 (the “Pledge Agreement”), between the Bank and the undersigned, subject to the terms and conditions set forth in the Pledge Agreement; including, without limitation, that such power shall only be exercised by the Bank upon and during the continuance of an Event of Default (as defined in the Pledge Agreement).
The appointment of the Bank as proxy pursuant to this writing shall be deemed coupled with an interest and irrevocable. This Irrevocable Proxy shall be valid and continue in full force and effect with respect to any and all shares of Common Stock covered by the terms of the Pledge Agreement until and unless the Pledge Agreement shall be terminated by its terms. This Irrevocable Proxy revokes any other proxy granted by the undersigned at any time with respect to said shares of Common Stock.

WITNESS:	BRANDPARTNERS GROUP, INC.

___________________________	By: _______________________________
Signature & Title/Duly Authorized

Dated: ___________________, 2007